Evergreen International Growth Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
30	INDEPENDENT AUDITORS’ REPORT
31	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen International Growth Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“In this tentative market environment, our strategy will continue to involve selecting what we believe are attractively priced, well-run companies with good balance sheets as we aim to outperform the benchmark. We continue to believe that investors will benefit over the long term from exposure to high-quality international companies.”

MANAGEMENT TEAM

Gilman C. Gunn
International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/6/1979
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/6/1979	3/6/1998	3/9/1998

Average Annual Return*

1 year with sales charge	-13.48%	-13.29%	-10.57%	N/A

1 year w/o sales charge	-8.27%	-8.75%	-8.75%	-7.90%

5 year	-1.03%	-0.75%	-0.47%	0.35%

10 year	5.09%	5.38%	5.38%	5.82%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC
12-month income dividends per share	$0.05	$0.04	$0.04	$0.05

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The foreign stock Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen International Growth Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -8.27% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International Europe, Australasia and Far East Free Index returned -13.21%, and the median return of funds in the Lipper International Funds Classification was also -13.21%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the investment environment like during the 12 months?

The period was difficult for global investing and none of the world’s major economies was immune to the general malaise that plagued the U.S. Declining stock markets and generally weak or sluggish economies dampened the investment environment in most countries. The slow economic growth and stock market volatility in the U.S. rippled through the rest of the world, creating hesitancy on the part of global investors. Although the U.S. markets rallied during the fourth quarter of 2001, it soon became clear that the anticipated economic recovery was not as close as many had predicted. Disappointing earnings as well as low levels of corporate spending were compounded by accounting practice and insider trading scandals that further reduced the confidence of the U.S. investor. International markets outperformed U.S. markets for the first half of the period; however, their performance in the second and third quarters of 2002 declined and closely tracked that of the U.S.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$946,742,102

Number of Holdings	157

Beta*	0.60

R-squared*	0.47

P/E Ratio	16.8x

*As of 9/30/2002

What factors affected performance?

We anticipated this environment and positioned the fund defensively. Geographic diversity was not as important as industry and security selection, and it was the latter that enabled us to significantly outperform the fund’s benchmark. We were underweighted compared to the index in technology and telecommunications. We overweighted more typically defensive industries like tobacco and beverages, which were the best performing sectors in the portfolio with fairly predictable sales, earnings growth and cash flow. The worst performing sector was banking, which had a particularly tough time because of increasing concerns about loan quality due to slowing economic growth. In addition, the capital markets divisions of many banks faced problems as a result of low revenues from investment banking and mergers and acquisitions. Early in the year we had good success in Korea, which was the best performing market over the 12 months, up 55%. Valuation levels were low there and the domestic economy was strong, so we took the opportunity to invest in some companies in that market. Canada was another strong region in the portfolio.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 COUNTRIES
(as a percentage of 10/31/2002 net assets)

United Kingdom	22.9%

Japan	17.4%

France	10.6%

Canada	8.0%

Switzerland	7.6%

Netherlands	4.8%

Sweden	4.7%

Italy	3.7%

Finland	2.5%

Germany	2.5%

What types of investments contributed positively to the fund’s performance?

The best performing international stock in the portfolio during the period was Canadian firm Brascan Corporation, which is a diversified natural resource energy and property company. The company is transitioning from a holding company to more of an operating company by increasing its ownership of core businesses such as hydroelectric power plants. We were heavily weighted in tobacco companies that were inexpensive despite predictable business, had high return on earnings and had good market share. In particular, Swedish Match Company has done well in the high growth parts of the industry (such as cigars, snuff and chewing tobacco) and was up 44% over the 12 months. Another good performer was Altadis, a tobacco company formed from a merger between French and Spanish tobacco firms, whose stock increased by 38% during the period. As stated earlier, Korean stocks performed well in the portfolio because valuation levels were low in that market. Samsung Electronics was up 100% and continues to be inexpensive in our opinion, despite leading positions in its major product categories.

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Nestle SA	2.7%

Pharmacia Corp.	2.4%

Diageo Plc	2.3%

Aventis SA	2.2%

Royal Dutch Petroleum	2.2%

GlaxoSmithKline Plc, ADR	2.2%

Mitsui Marine & Fire Insurance Co., Ltd.	2.1%

Brascan Corp.	2.0%

HSBC Holdings Plc	1.9%

TotalFinaElf SA	1.8%

What types of investments detracted from the fund’s performance?

We were underweighted in Australia compared to the benchmark, which detracted from performance when Australian natural resources companies benefited from recent strength in the gold market. Although we were only minimally invested in Brazil, disappointing performance in that country had a negative effect on the portfolio. Overall, the German market was a very difficult investing environment and while our exposure was underweighted, it still detracted from the fund’s performance. The German economy is the slowest of the European countries and its strength has always been its industrial base. Recent low levels of industrial capital expenditure have been a drag on the economy as has the portfolio.

PORTFOLIO MANAGER INTERVIEW continued

extremely cautious spending pattern of German consumers. In particular, we were disappointed by the stock of Fresenius Medical Care, a German company with the largest market share of kidney dialysis centers in the U.S. The stock returned -43% as a result of higher than expected costs as well as several lawsuits. We no longer own this stock in the portfolio.

TOP 5 SECTORS
(as a percentage of 10/31/2002 net assets)

Financials	23.6%

Consumer Staples	21.5%

Health Care	13.7%

Consumer Discretionary	12.9%

Energy	9.8%

What is your outlook for the next 12 months?

We foresee a continuation of the low growth environment that has persisted for the last nine months. Because the world’s major equity markets seem to be marching in lockstep, we believe they will have difficulty rebounding if the pace of the global economic recovery continues to falter. Ongoing uncertainty surrounding a potential war with Iraq will not help investors regain confidence. In this tentative market environment, our strategy will continue to involve selecting what we believe are attractively priced, well-run companies with good balance sheets as we aim to outperform the benchmark. We continue to believe that investors will benefit over the long term from exposure to high-quality international companies.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS A
Net asset value, beginning of period	$6.47	$8.61	$8.72	$7.47	$6.88
Income from investment operations
Net investment income	0.07	0.05	0.07	0.06	0.10
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.60	-1.50	0.34	1.19	0.49
Total from investment operations	-0.53	-1.45	0.41	1.25	0.59

Distributions to shareholders from
Net investment income	-0.05	-0.02	-0.11	0	0
Net realized gains	0	-0.67	-0.41	0	0
Total distributions to shareholders	-0.05	-0.69	-0.52	0	0

Net asset value, end of period	$5.89	$6.47	$8.61	$8.72	$7.47
Total return[3]	-8.27%	-18.20%	4.66%	16.73%	8.58%
Ratios and supplemental data
Net assets, end of period (millions)	$195	$150	$132	$128	$129
Ratios to average net assets
Expenses[4]	1.12%	1.17%	1.15%	1.22%	1.53%[5]
Net investment income	1.11%	0.76%	0.72%	0.77%	1.08%[5]
Portfolio turnover rate	92%	129%	145%	131%	155%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to October 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$6.33	$8.49	$8.62	$7.43	$8.65
Income from investment operations
Net investment income (loss)	0.02	0	-0.01	0	-0.02
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.57	-1.48	0.35	1.19	0.67
Total from investment operations	-0.55	-1.48	0.34	1.19	0.65

Distributions to shareholders from
Net investment income	-0.04	-0.01	-0.06	0	-0.33
Net realized gains	0	-0.67	-0.41	0	-1.54
Total distributions to shareholders	-0.04	-0.68	-0.47	0	-1.87

Net asset value, end of period	$5.74	$6.33	$8.49	$8.62	$7.43
Total return[2]	-8.75%	-18.78%	3.86%	16.02%	9.35%
Ratios and supplemental data
Net assets, end of period (millions)	$31	$37	$50	$64	$75
Ratios to average net assets
Expenses[3]	1.87%	1.92%	1.90%	1.97%	2.30%
Net investment income (loss)	0.29%	0.04%	-0.11%	0.01%	-0.13%
Portfolio turnover rate	92%	129%	145%	131%	155%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS C
Net asset value, beginning of period	$6.33	$8.50	$8.62	$7.43	$7.64
Income from investment operations
Net investment income (loss)	0.02	-0.02	-0.01	0	0.03
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.57	-1.47	0.36	1.19	-0.24
Total from investment operations	-0.55	-1.49	0.35	1.19	-0.21

Distributions to shareholders from
Net investment income	-0.04	-0.01	-0.06	0	0
Net realized gains	0	-0.67	-0.41	0	0
Total distributions to shareholders	-0.04	-0.68	-0.47	0	0

Net asset value, end of period	$5.74	$6.33	$8.50	$8.62	$7.43
Total return[3]	-8.75%	-18.88%	3.99%	16.02%	-2.75%
Ratios and supplemental data
Net assets, end of period (millions)	$44	$49	$3	$2	$3
Ratios to average net assets
Expenses[4]	1.87%	1.93%	1.91%	1.97%	2.19%[5]
Net investment income (loss)	0.33%	-0.36%	-0.10%	-0.02%	0.44%[5]
Portfolio turnover rate	92%	129%	145%	131%	155%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  For the period from March 6, 1998 (commencement of class operations), to October 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS I3
Net asset value, beginning of period	$6.49	$8.62	$8.73	$7.45	$7.73
Income from investment operations
Net investment income	0.09	0.07	0.09	0.08	0.07
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.60	-1.51	0.35	1.20	-0.35
Total from investment operations	-0.51	-1.44	0.44	1.28	-0.28

Distributions to shareholders from
Net investment income	-0.05	-0.02	-0.14	0	0
Net realized gains	0	-0.67	-0.41	0	0
Total distributions to shareholders	-0.05	-0.69	-0.55	0	0

Net asset value, end of period	$5.93	$6.49	$8.62	$8.73	$7.45
Total return	-7.90%	-18.02%	4.93%	17.18%	-3.62%
Ratios and supplemental data
Net assets, end of period (millions)	$677	$522	$567	$506	$428
Ratios to average net assets
Expenses[4]	0.88%	0.92%	0.90%	0.97%	1.18%[5]
Net investment income	1.33%	1.07%	0.97%	1.02%	1.13%[5]
Portfolio turnover rate	92%	129%	145%	131%	155%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the period from March 9, 1998 (commencement of class operations), to October 31, 1998.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Country	Shares	Value

COMMON STOCKS 98.1%
CONSUMER DISCRETIONARY13.0%
Auto Components0.6%
Autoliv, Inc. *	Sweden	312,187	$ 5,998,694
Automobiles 3.2%
Honda Motor Co., Ltd.	Japan	368,600	13,180,907
Honda Motor Co., Ltd., ADR	Japan	47,640	861,331
Toyota Motor Corp.	Japan	666,900	16,188,343
Toyota Motor Corp., ADR	Japan	78	3,791
30,234,372
Distributors0.3%
Li & Fung, Ltd.	Hong Kong	3,073,000	3,033,856
Hotels, Restaurants & Leisure0.3%
Cafe De Coral Holdings, Ltd.	Hong Kong	2,100,000	1,373,191
Denny’s Japan Co., Ltd.	Japan	22,000	324,539
Rank Group Plc	United Kingdom	138,000	638,597
2,336,327
Household Durables0.6%
Electrolux AB	Sweden	148,491	2,247,047
Sony Corp.	Japan	71,600	3,073,612
5,320,659
Leisure Equipment & Products1.5%
Fuji Photo Film Co.	Japan	230,000	6,332,424
Konica Corp.	Japan	1,048,000	7,102,480
Shimano, Inc.	Japan	45,300	666,041
14,100,945
Media4.6%
Arnoldo Mondadori Editore SpA	Italy	360,000	2,177,421
British Sky Broadcast *	United Kingdom	1,329,938	12,547,723
Daily Mail & General Trust Plc, Class A	United Kingdom	151,400	1,325,471
Edipresse SA	Switzerland	2,757	801,074
Pearson Publishing Plc	United Kingdom	183,200	1,953,287
Publicis Groupe SA	France	253,179	5,754,984
Springer Axel Verl *	Germany	19,500	886,505
Telegraaf Holdings NV	Netherlands	206,700	3,135,721
TF1 Television Francaise	France	149,300	3,836,381
Torstar Corp., Class B	Canada	121,052	2,017,404
Wolters Kluwer NV	Netherlands	539,300	9,439,252
43,875,223
Specialty Retail1.5%
Electronics Boutique Plc	United Kingdom	4,156,279	7,261,201
Kingfisher Plc	United Kingdom	2,106,753	7,361,179
14,622,380
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARYcontinued
Textiles & Apparel0.4%
Adidas AG	Germany	17,200	$ 1,309,244
Gucci Group NV	Netherlands	20,000	1,807,600
Gunze, Ltd.	Japan	150,000	590,152
3,706,996
CONSUMER STAPLES21.1%
Beverages4.3%
Davide Campari-Milano SpA *	Italy	54,600	1,628,008
Diageo Plc	United Kingdom	1,961,800	22,097,592
Fomento Economico Mexicano SA, Ser. B, ADR	Mexico	138,600	5,017,320
Heineken Holding NV	Netherlands	228,874	6,681,832
Hite Brewery Co., Ltd.	South Africa	23,250	1,007,152
Remy Cointreau SA	France	153,108	4,609,102
41,041,006
Food & Drug Retailing2.6%
Safeway Plc	United Kingdom	694,000	2,408,622
Seven-Eleven Japan Co., Ltd.	Japan	591,000	16,656,702
Sobeys, Inc.	Canada	225,876	5,413,437
24,478,761
Food Products6.7%
Ajinomoto Co., Inc.	Japan	481,000	4,924,995
Cadbury Schweppes Plc	United Kingdom	1,968,005	12,798,992
Cheil Jedang Corp.	South Korea	9,700	337,736
Lindt & Spruengli, Ltd.	Switzerland	9,445	5,118,515
Nestle SA	Switzerland	120,620	25,796,493
Nippon Meat Packers, Inc.	Japan	1,689,000	14,170,732
63,147,463
Household Products2.5%
Kao Corp.	Japan	634,000	14,460,148
Uni-Charm Corp.	Japan	240,300	8,867,014
23,327,162
Personal Products0.6%
Mandom Corp.	Japan	250,500	4,927,768
Pacific Corp.	South Korea	6,990	702,714
5,630,482
Tobacco4.4%
Altadis SA	Spain	794,600	16,766,215
British America Tobacco Plc	United Kingdom	1,162,700	11,887,805
Swedish Match Co.	Sweden	1,870,367	13,439,031
42,093,051
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
ENERGY9.4%
Electronic Equipment & Instruments 0.6%
Matsushita Electric Industrial Co., Ltd.	Japan	549,000	$ 5,741,995
Oil & Gas8.8%
BP Amoco Plc	United Kingdom	1,512,300	9,693,443
CNOOC, Ltd.	Hong Kong	995,500	1,238,097
Eni SpA	Italy	819,827	11,359,489
Petro-Canada	Canada	504,788	14,000,498
Royal Dutch Petroleum Co.	Netherlands	480,200	20,542,956
Surgutneftegaz, ADR	Russia	104,100	1,873,800
TotalFinaElf SA, ADR	France	108,289	7,365,818
TotalFinaElf SA, Class B	France	125,261	17,219,938
83,294,039
FINANCIALS23.8%
Banks8.7%
Anglo Irish Bank Austria AG *	Ireland	384,700	2,566,342
BNP Paribas SA	France	312,522	12,434,919
Dah Sing Financial Group	Hong Kong	49,994	232,684
Danske Bank	Denmark	179,355	2,848,248
Kookmin Bank, ADR *	South Korea	90,862	2,939,386
Lloyds TSB Group Plc	United Kingdom	1,082,850	9,310,805
National Bank of Canada	Canada	443,300	8,351,123
OTP Bank	Hungary	1,304,800	11,531,163
Royal Bank of Scotland Group Plc	United Kingdom	719,170	16,909,689
UBS AG *	Switzerland	141,381	6,720,828
United Overseas Bank	Singapore	280,193	2,125,017
Wing Hang Bank, Ltd.	Hong Kong	2,089,300	6,697,032
82,667,236
Diversified Financials5.9%
Aeon Credit Service Co., Ltd.	Hong Kong	1,080,000	363,492
Brascan Corp., Class A	Canada	970,374	19,057,919
E. ON AG	Germany	109,971	4,923,398
Groupe Bruxelles Lambert SA	Belgium	198,455	7,305,954
HSBC Holdings Plc	United Kingdom	1,674,821	18,458,980
ICAP Plc	United Kingdom	87,787	1,238,607
Pargesa Holding AG	Switzerland	2,628	4,274,340
55,622,690
Insurance4.3%
Assicurazioni Generali SpA	Italy	73,700	1,311,078
Industrial Alliance Life Insurance Co.	Canada	182,279	4,030,912
Irish Life & Permanent Plc	Ireland	85,837	1,017,992
Kingsway Financial Services, Inc.	Canada	224,306	1,736,822
Manulife Financial Corp.	Canada	297,363	6,400,519
Millea Holdings, Inc., ADR	Japan	6,300	232,218
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	4,873,000	20,204,106
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALScontinued
Insurancecontinued
Riunone Adriatica di Sicurta SpA	Italy	316,254	$ 3,931,925
Samsung Fire & Marine Co., Ltd.	South Korea	25,980	1,571,328
40,436,900
Real Estate4.9%
British Land Co. Plc	United Kingdom	1,576,793	11,043,556
Brookfield Properties Corp.	Canada	420,633	7,589,782
Centrecity Property Fund	South Africa	1,111,200	216,955
Centro Properties Group	Australia	1,392,271	2,820,139
General Property Trust	Australia	3,227,625	5,051,101
Hang Lung Properties, Ltd. *	Hong Kong	360,000	350,798
Land Securities Group Plc	United Kingdom	31,788	380,918
Land Securities Group Plc, Class B	United Kingdom	36,330	57,223
Office Building Fund of Japan, Inc. REIT	Japan	705	3,405,409
Stockland Trust Group	Australia	1,655,433	4,225,940
Unibail SA	France	100,000	5,727,196
Westfield Trust	Australia	2,685,551	5,067,179
Wharf Holdings, Ltd.	Hong Kong	150,000	297,140
46,233,336
HEALTH CARE13.8%
Health Care Equipment & Supplies0.0%
Luxottica Group SpA, ADR	Italy	20,768	313,389
Industrial Conglomerates0.7%
Takeda Chemical Industries, Ltd.	Japan	150,000	6,219,199
Pharmaceuticals13.1%
Alliance Unichem Plc	United Kingdom	343,531	2,572,514
Aventis SA, Class A	France	344,646	20,590,085
Banyu Pharmaceutical Co., Ltd.	Japan	95,700	873,083
GlaxoSmithKline Plc, ADR	United Kingdom	1,075,017	20,503,660
Novartis AG	Switzerland	446,155	16,973,124
Pharmacia Corp.	Sweden	526,313	22,792,291
Pliva DD, GDR, 144A	Croatia	240,000	2,894,400
Roche Holdings AG	Switzerland	162,800	11,495,777
Sanofi-Synthelabo SA	France	143,562	8,761,229
Schering AG	Germany	166,525	7,550,773
Teva Pharmaceutical Industries, Ltd., ADR	Israel	49,300	3,817,299
Zeneca Group	United Kingdom	139,500	5,201,383
124,025,618
INDUSTRIALS 4.1%
Commercial Services & Supplies1.1%
International Service System *	Denmark	57,500	1,849,182
Secom Co., Ltd.	Japan	231,000	8,147,517
9,996,699
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Construction & Engineering0.3%
Balfour Beatty Plc	United Kingdom	1,167,250	$ 2,837,596
Construction Materials0.2%
Ritchie Brothers Auctioneers, Inc. *	Canada	76,100	2,357,578
Electrical Equipment0.2%
Johnson Electric Holdings, Ltd.	Bermuda	1,759,500	1,861,165
Industrial Conglomerates0.4%
DCC Plc	Ireland	330,693	3,121,167
Johnson Electric Holdings Ltd., ADR	Hong Kong	22,700	240,123
Smith & Nephew Plc, ADR	United Kingdom	2,180	132,544
3,493,834
Machinery1.0%
IHC Caland NV	Netherlands	17,570	777,926
Kubota Corp.	Japan	3,532,000	8,890,058
9,667,984
Road & Rail0.0%
Arriva Plc	United Kingdom	71,400	346,032
Transportation Infrastructure0.9%
Brisa-Auto Estradas de Portugal SA	Portugal	1,574,547	8,014,039
Hong Kong Aircraft Engineering Co., Ltd.	Hong Kong	100,000	261,560
8,275,599
INFORMATION TECHNOLOGY3.3%
Communications Equipment2.4%
Nokia Oyj	Finland	910,717	15,436,049
Tanderg ASA	Norway	697,465	7,530,504
22,966,553
Computers & Peripherals0.2%
Logitech International SA *	Switzerland	47,267	1,549,057
Semiconductor Equipment & Products0.7%
Samsung Electronics Co., Ltd.	South Korea	25,380	7,156,600
Samsung Electronics Co., Ltd., GDR	South Korea	275	18,865
7,175,465
MATERIALS4.6%
Chemicals0.4%
Air Liquide, ADR	France	11,964	306,629
Akzo Nobel NV	Netherlands	108,559	3,240,122
3,546,751
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS continued
MATERIALScontinued
Construction Materials2.0%
Aggregate Industries Plc	United Kingdom	1,613,441	$ 1,828,721
Compagnie Generale des Etablissements Michelin, Class B	France	287,800	8,350,941
CRH Plc	Ireland	200,000	2,520,164
Lafarge SA	France	74,815	5,948,443
18,648,269
Containers & Packaging0.5%
Rexam Plc	United Kingdom	818,761	5,225,641
Metals & Mining0.5%
Lonmin Plc	United Kingdom	131,400	1,787,190
Placer Dome, Inc.	Canada	310,600	2,717,576
4,504,766
Paper & Forest Products1.2%
Timberwest Forest Corp.	Canada	380,294	2,876,399
UPM-Kymmene Corp.	Finland	273,696	8,858,666
11,735,065
TELECOMMUNICATION SERVICES4.3%
Diversified Telecommunication Services 2.6%
BT Group Plc *	United Kingdom	3,555,592	10,088,922
Telecom Italia SpA	Italy	2,807,857	14,825,331
24,914,253
Wireless Telecommunications Services1.7%
Vodafone Airtouch Plc	United Kingdom	9,632,800	15,473,573
UTILITIES0.7%
Electric Utilities0.5%
National Grid Transco Plc	United Kingdom	580,675	4,130,482
Scottish and Southern Energy Plc	United Kingdom	44,000	436,112
4,566,594
Gas Utilities0.2%
Gas Natural SDG SA	Spain	86,062	1,441,683
Water Utilities0.0%
Kelda Group Plc	United Kingdom	77,844	460,016
Total Common Stocks			928,545,952
PREFERRED STOCKS1.1%
CONSUMER STAPLES0.6%
Personal Products0.6%
Wella AG	Germany	98,644	5,186,458
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

PREFERRED STOCKScontinued
INDUSTRIALS0.4%
Commercial Services & Supplies0.4%
Henkel KGaA	Germany	60,000	$ 3,798,628
INFORMATION TECHNOLOGY0.1%
Semiconductor Equipment & Products0.1%
Samsung Electronics Co., Ltd.	South Korea	10,000	1,340,417
Total Preferred Stocks			10,325,503
MUTUAL FUND SHARES0.0%
Mutual Funds0.0%
Atlantis Korean Smaller Co. *	Ireland	5,000	91,250
SHORT-TERM INVESTMENTS1.0%
MUTUAL FUND SHARES1.0%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	9,742,779	9,742,779
Total Investments(cost $965,214,420) 100.2%			948,705,484
Other Assets and Liabilities(0.2%)			(1,963,382)
Net Assets100.0%			$ 946,742,102

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt
REIT	Real Estate Investment Trust

At October 31, 2002, the fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments

United Kingdom	$218,398,076	23.1%
Japan	166,044,565	17.5%
France	100,905,665	10.6%
Canada	76,549,968	8.1%
Switzerland	72,729,208	7.7%
Netherlands	45,625,409	4.8%
Sweden	44,477,063	4.7%
Italy	35,546,642	3.7%
Finland	24,294,715	2.6%
Germany	23,655,006	2.5%
Spain	18,207,898	1.9%
Australia	17,164,359	1.8%
Hong Kong	14,087,972	1.5%
South Korea	14,067,046	1.5%
Hungary	$11,531,163	1.2%
United States	9,742,779	1.0%
Ireland	9,316,915	1.0%
Portugal	8,014,039	0.8%
Norway	7,530,504	0.8%
Belgium	7,305,954	0.8%
Mexico	5,017,320	0.5%
Denmark	4,697,430	0.5%
Israel	3,817,299	0.4%
Croatia	2,894,400	0.3%
Singapore	2,125,017	0.2%
Russia	1,873,800	0.2%
Bermuda	1,861,165	0.2%
South Africa	1,224,107	0.1%
	$948,705,484	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 965,214,420
Net unrealized losses on securities	(16,508,936)

Market value of securities	948,705,484
Foreign currency, at value (cost $3,755,255)	3,769,651
Receivable for Fund shares sold	4,796,998
Dividends and interest receivable	3,063,385
Prepaid expenses and other assets	54,653

Total assets	960,390,171

Liabilities
Payable for securities purchased	4,544,742
Payable for Fund shares redeemed	8,886,670
Advisory fee payable	12,555
Distribution Plan expenses payable	3,367
Due to other related parties	2,574
Accrued expenses and other liabilities	198,161

Total liabilities	13,648,069

Net assets	$ 946,742,102

Net assets represented by
Paid-in capital	$ 1,183,762,794
Undistributed net investment income	9,109,495
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(229,737,872)
Net unrealized losses on securities and foreign currency related transactions	(16,392,315)

Total net assets	946,742,102

Net assets consists of
Class A	$ 194,974,211
Class B	30,896,277
Class C	43,942,414
Class I	676,929,200

Total net assets	$ 946,742,102

Shares outstanding
Class A	33,079,837
Class B	5,384,833
Class C	7,659,816
Class I	114,060,347

Net asset value per share
Class A	$ 5.89
Class A -- Offering price (based on sales charge of 5.75%)	$ 6.25
Class B	$ 5.74
Class C	$ 5.74
Class I	$ 5.93

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $2,027,031)	$ 18,152,409
Interest	756,152

Total investment income	18,908,561

Expenses
Advisory fee	4,281,210
Distribution Plan expenses
Class A	437,072
Class B	352,808
Class C	495,033
Administrative services fees	855,891
Transfer agent fee	1,128,564
Trustees’ fees and expenses	20,107
Printing and postage expenses	93,418
Custodian fee	898,583
Registration and filing fees	134,200
Professional fees	35,254
Interest expense	28,115
Other	17,859

Total expenses	8,778,114
Less: Expense reductions	(11,628)

Net expenses	8,766,486

Net investment income	10,142,075

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized losses on:
Securities	(106,577,251)
Futures contracts	(2,509,179)
Foreign currency related transactions	(1,776,020)

Net realized losses on securities, futures contracts and foreign currency related transactions	(110,862,450)
Net change in unrealized gains or losses on securities and foreign currency related transactions	17,399,807

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(93,462,643)

Net decrease in net assets resulting from operations	$ (83,320,568)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001
Operations
Net investment income		$ 10,142,075		$ 6,876,706
Net realized losses on securities, futures contracts and foreign currency related transactions		(110,862,450)		(101,449,763)
Net change in unrealized gains or losses on securities and foreign currency related transactions		17,399,807		(56,811,084)

Net decrease in net assets resulting from operations		(83,320,568)		(151,384,141)

Distributions to shareholders from
Net investment income
Class A		(1,169,745)		(280,688)
Class B		(234,128)		(74,209)
Class C		(299,279)		(4,529)
Class I*		(4,292,873)		(1,358,748)
Net realized gains
Class A		0		(10,013,120)
Class B		0		(3,864,367)
Class C		0		(196,383)
Class I*		0		(43,111,568)

Total distributions to shareholders		(5,996,025)		(58,903,612)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	98,907,615	651,105,949	18,656,351	137,292,004
Class B	1,391,520	8,935,634	885,798	6,458,290
Class C	3,682,985	23,542,988	1,585,550	11,198,633
Class I*	76,034,479	502,149,673	23,105,366	169,077,737

	1,185,734,244			324,026,664

Net asset value of shares issued in reinvestment of distributions
Class A	148,571	966,270	1,175,710	9,104,421
Class B	33,948	216,926	495,062	3,773,670
Class C	43,983	281,050	25,420	193,770
Class I*	423,790	2,775,824	5,677,954	43,963,563

		4,240,070		57,035,424

Automatic conversion of Class B shares to Class A shares
Class A	774,317	5,339,584	31,977	237,405
Class B	(791,664)	(5,339,584)	(32,539)	(237,405)

		0		0

Payment for shares redeemed
Class A	(90,524,844)	(600,694,500)	(20,545,105)	(151,775,613)
Class B	(1,114,858)	(7,191,922)	(1,886,082)	(13,977,231)
Class C	(3,806,499)	(24,190,638)	(1,133,543)	(7,808,882)
Class I*	(43,428,812)	(288,422,336)	(14,462,183)	(106,664,784)

		(920,499,396)		(280,226,510)

Net asset value of shares issued in acquisitions
Class A	585,708	4,037,616	8,491,506	60,916,499
Class B	272	1,833	574,785	4,045,280
Class C	12,957	87,195	6,931,365	48,776,152
Class I*	575,741	3,992,585	400,835	2,886,004

		8,119,229		116,623,935

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,
	2002	2001
Net increase in net assets resulting from capital share transactions	$ 277,594,147	$ 217,459,513

Total increase in net assets	188,277,554	7,171,760
Net assets
Beginning of period	758,464,548	751,292,788

End of period	$ 946,742,102	$ 758,464,548

Undistributed net investment income	$ 9,109,495	$ 5,964,389

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Growth Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are usually valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

h. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency losses, passive foreign investment companies and certain capital loss carryovers assumed as a result of acquisitions.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.66% and declining to 0.36% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $58,384 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITIONS

During the years ended October 31, 2002, and October 31, 2001, the Fund acquired various open-end management investment companies registered under the 1940 Act.

On June 14, 2002, and August 3, 2001, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia International Equity Fund and Evergreen Perpetual International Fund, respectively, in exchange for Class A, Class B and Class I shares of the Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued, unrealized appreciation (depreciation) acquired and the aggregate net assets of the Fund immediately after each acquisition were as follows:

Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued		Unrealized Appreciation (Depreciation)	Net Assets After Acquisition

Wachovia International Equity Fund	$ 8,119,229	585,708	Class A	$ 477,803	$911,374,542
		272	Class B
		12,957	Class C
		575,741	Class I

Evergreen Perpetual Internationa Fund	116,623,935	8,491,506	Class A	(13,077,349)	858,389,496
		574,785	Class B
		6.931,365	Class C
		400,835	Class I

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,051,017,139 and $753,575,628, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. During the year ended October 31, 2002, the Fund earned $3,802 in income from securities lending. As of October 31, 2002, the Fund had no securities on loan.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $977,968,847. The gross unrealized appreciation and depreciation on securities based on tax cost was $43,806,168 and $73,069,531, respectively, with a net unrealized depreciation of $29,263,363.

As of October 31, 2002, the Fund had $216,983,445 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration
2005	2008	2009	2010

$ 49,245	$ 10,458,615	$ 102,890,812	$ 103,584,773

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover

$9,226,116	$29,263,363	$216,983,445

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and unrealized currency gains.

The tax character of distributions paid for the year ended October 31, 2002 was $5,996,025 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $11,628, which represents 0.00% of its average net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had average borrowings outstanding of $1,170,044 at a rate of 2.40% and paid interest of $28,115, which represents 0.00% of its average daily net assets.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. The Fund began the accounting practice of accreting discounts on November 1, 2001, although it did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Growth Fund, a portfolio of Evergreen International Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen International Growth Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 17.01% of ordinary income dividends paid during the fiscal year ended October 31, 2002 qualified for the dividends received deduction.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564345 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034